                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             DATA DIMENSIONS INC
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ /  $500  per  each party  to  the controversy  pursuant  to Exchange  Act
     Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                             DATA DIMENSIONS, INC.
                            777 - 108TH AVENUE N.E.
                           BELLEVUE, WASHINGTON 98004

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 3, 1996

                            ------------------------

To the Stockholders of Data Dimensions, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DATA DIMENSIONS, INC. (the "Company"), a Delaware corporation, will be held at the Bellevue Club, 11200 S.E. 6th Street, Bellevue, Washington 98004, on Monday, June 3, 1996, at 9:00 a.m., Pacific Daylight Savings Time. The purposes of the Annual Meeting will be:

    1. To elect one director to serve as the Class III director on the Company's Board of Directors for a three-year term (Proposal No. 1);

    2. To elect one director to serve as a Class II director on the Company's Board of Directors for a two-year term (Proposal No. 2); and

    3. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on April 29, 1996, as the record date for determining the stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only holders of record of Common Stock of the Company at the close of business on the record date will be entitled to notice of and to vote at the meeting and any adjournment thereof.

    All stockholders are cordially invited to attend the Annual Meeting. A review of the Company's operations for the year ended December 31, 1995 will be presented. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

                                          By Order of the Board of Directors

                                          WILLIAM H. PARSONS
                                          EXECUTIVE VICE PRESIDENT,
                                          CHIEF FINANCIAL OFFICER AND SECRETARY

Bellevue, Washington
April 30, 1996

                             DATA DIMENSIONS, INC.
                            777 - 108TH AVENUE N.E.
                                   SUITE 2070
                           BELLEVUE, WASHINGTON 98004

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 3, 1996

                            ------------------------

SOLICITATION AND REVOCATION OF PROXIES

    This Proxy Statement and the accompanying Annual Report to Stockholders, the Notice of Annual Meeting and the proxy card are being furnished to the stockholders of Data Dimensions, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Company's 1996 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Bellevue Club, 11200 S.E. 6th Street,
Bellevue, Washington 98004 on Monday, June 3, 1996, at 9:00 a.m., Pacific Daylight Savings Time, and any adjournment thereof. The solicitation of proxies by mail may be followed by personal solicitation of certain stockholders, by officers or regular employees of the Company. All expenses of the Company associated with this solicitation will be borne by the Company.

    The two persons named as proxies on the enclosed proxy card, Larry W. Martin and William H. Parsons, were designated by the Board of Directors. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the stockholder as provided in the proxy card, it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR Proposal No. 1 to elect the nominee as Class III director proposed by the Board of Directors, and for Proposal No. 2 to elect the nominee as a Class II director proposed by the Board of Directors.

    A proxy may be revoked by a stockholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company.

    These proxy materials and the accompanying Annual Report to Stockholders are being mailed on or about April 30, 1996 to stockholders of record on April 29, 1996 of the Company's Common Stock. The principal executive office and mailing address of the Company is 777 - 108th Ave. N.E., Suite 2070, Bellevue, WA 98004.

VOTING AT THE MEETING

    The shares of Common Stock constitute the only class of securities entitled to notice of and to vote at the Annual Meeting. In accordance with the Company's Restated Bylaws, the stock transfer records were compiled on April 29, 1996, the record date set by the Board of Directors for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On April 29, 1996, there were 3,681,826 shares of Common Stock outstanding and entitled to vote.

    Each share of Common Stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. If a quorum is present at the Annual Meeting, the nominee for each of the two director positions to be elected who receives the greatest number of votes cast by the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote shall be elected.

    With respect to the election of directors, directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome. Therefore, abstention from voting or nonvoting by brokers will have no effect thereon.

                             ELECTION OF DIRECTORS

    In accordance with the Company's Amended and Restated Bylaws, the Board of Directors shall consist of no less than three and no more than 15 directors, the specific number to be determined by resolution adopted by the Board of Directors. The Board of Directors is divided into three classes, with staggered three-year terms. On April 18, 1996, the Board of Directors increased the number of directors from three to four by establishing an additional Class II director position. Class I and Class III each consists of one director, and Class II consists of two directors. One Class II director and one Class III director will be elected at the Annual Meeting.

    The Class I director, William H. Parsons, and the previously elected Class II director, Larry W. Martin, have been elected to terms that expire in 1997 and 1998, respectively. The additional Class II director is being elected to a two-year term so that his term will coincide with the term of the other Class II director.

NOMINEES FOR DIRECTOR (PROPOSALS NO. 1 AND 2)

    The names and certain information concerning the persons to be nominated by the Board of Directors at the Annual Meeting are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW. Shares represented by proxies will be voted for the election of the persons named below unless authority to vote for a particular director or directors has been withheld in the proxy. The nominees have consented to serve as directors. The Board of Directors has no reason to believe that either of the nominees will be unable to serve as a director. In the event of the death or unavailability of either of the nominees, the proxy holders will have discretionary authority under the proxy to vote for a suitable substitute nominee as the Board of Directors may recommend. Proxies may not be voted for more than one nominee for each position to be elected. The Board of Directors has nominated the persons named in the following table:

                            NAME                              AGE  HAS BEEN A DIRECTOR SINCE
- ------------------------------------------------------------  ---  -------------------------
Thomas W. Fife (Class III, three-year term)                   70                 1995
Philip N. Newbold (Class II, two-year term)                   51           --

    THOMAS W. FIFE has been a Director of the Company since June 1995. Mr. Fife also is the co-founder and Chairman of the Board of VoiceCom Systems, Inc. Mr. Fife was Chief Executive Officer of VoiceCom Systems, Inc. from 1984 through 1993, and has served as Chairman of the Board of Directors from June 1993 to the present. He continues to serve as an active member of the VoiceCom Systems, Inc. senior management staff. He also serves as a Director of Application Resources, Inc. headquartered in San Francisco, California.

    PHILIP N. NEWBOLD is a nominee for election to the Board of Directors. Mr. Newbold is Vice President and Director of Information Technology for Kaiser Permanente Medical Care Program. In this capacity he is responsible for all systems development, networking, and computer services functions for an organization with over 35,000 employees. Prior to joining Kaiser Permanente in 1991, Mr. Newbold had over 15 years of executive level domestic and international financial and information technology experience in the financial services industry.

    Kaiser Foundation Health Plan, Inc., an affiliate of Mr. Newbold's employer, has been and remains a significant customer of the Company's millennium consulting services. All services have been and continue to be provided in accordance with contracts entered into in the ordinary course of the Company's business. Mr. Newbold receives no monetary or other benefit from the business relationship between the Company and Kaiser Foundation Health Plan, Inc.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors held five (5) regular meetings and took action pursuant to four (4) unanimous written consents during the year ended December 31, 1995.

    The Board of Directors does not have any committees. However, the Company intends to designate a compensation and an audit committee in 1996. In order to comply with the listing requirements for the Nasdaq National Market System, the Company has undertaken to establish an audit committee not later than June 27, 1996.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of April 18, 1996, certain information furnished to the Company with respect to ownership of the Company's Common Stock of (i) each director and director nominee, (ii) the Chief Executive Officer,
(iii) the "named executive officers" (as defined under "Executive Compensation") other than the Chief Executive Officer, (iv) all persons known by the Company to be beneficial owners of more than 5% of the Company's Common Stock, and (v) all executive officers and directors as a group.

                                                        COMMON STOCK (1)
                                                    ------------------------
                                                                PERCENT OF
                                                    NUMBER OF     SHARES
NAME AND ADDRESS OF STOCKHOLDER                      SHARES     OUTSTANDING
- --------------------------------------------------  ---------  -------------
Larry W. Martin (2) ..............................    997,358      25.76%
 777 - 108th Avenue N.E.
 Suite 2070
 Bellevue, Washington 98004
White Rock Capital, L.P. (3) .....................    312,000       8.47
 3131 Turtle Creek Blvd.,
 Suite 800
 Dallas, Texas 75219
William H. Parsons (4) ...........................     33,333      *
 777 - 108th Avenue N.E.
 Suite 2070
 Bellevue, Washington 98004
Thomas W. Fife (5) ...............................        666      *
 777 - 108th Avenue N.E.
 Suite 2300
 Bellevue, Washington 98004
Richard A. Bergeon (6) ...........................      6,666      *
 777 - 108th Avenue N.E.
 Suite 2300
 Bellevue, Washington 98004
Philip N. Newbold ................................        -0-        -0-
 5258 Pebble Glen Drive
 Concord, CA 94521
All Directors, Officers and Director
 Nominees as a group (5 persons) (7)..............  1,038,023      26.58

- ------------------------
 *  Less than one percent

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Except as otherwise indicated, the stockholders identified in this table have sole voting and investment power with regard to the shares shown as beneficially owned by them. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after April 18, 1996 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

(2) Includes 3,000 shares held by Mr. Martin's wife. Also includes 190,000 shares subject to options exercisable within 60 days of April 18, 1996.

(3) The Company has been advised in Schedule 13D filings that as of April 17, 1996, White Rock Capital, L.P. ("White Rock"), a limited partnership engaged in the investment and investment management business, may be deemed the beneficial owner of an aggregate of 312,000 shares of the Company's Common Stock (approximately 8.47% of the total amount outstanding). This number consists of shares held for two discretionary account clients of White Rock, as follows: 282,000 shares held for the account of Quasar International Partners C.V. ("Quasar"), and 30,000 shares held for the account of Collins Capital Diversified Fund, L.P. (together with Quasar, the "White Rock Clients"). Shared voting and dispositive power with respect to the 312,000 shares held for the accounts of the White Rock Clients is exercised on behalf of White Rock by White Rock's two general partners, Thomas U. Barton and Joseph U. Barton, who may also be deemed the beneficial owners of such shares. In addition, Thomas U. Barton may be deemed the beneficial owner of 11,000 shares which he has the right to acquire upon exercise of options held directly by him. According to the Schedule 13D filings, Mr. George Soros, in his capacity as the sole proprietor of Soros Fund Management ("SFM"), an investment advisory firm, may also be deemed a beneficial owner of the 282,000 shares (approximately 7.66% of the total amount outstanding) held for the account of Quasar. SFM acts as principal investment advisor to Quasar. In that capacity, it has the ability to acquire voting and dispositive powers with respect to the shares currently held by White Rock for the account of Quasar, in the event of a termination of the investment management contract pursuant to which White Rock currently acts as one of Quasar's discretionary account managers. The 282,000 shares held for the account of Quasar were acquired at the direction of White Rock, and none of Mr. Soros, SFM or Quasar currently exercises voting or investment discretion over such shares.

(4) Includes 1,667 shares held by Mr. Parson's wife. Also includes 29,833 shares subject to options exercisable within 60 days of April 18, 1996.

(5) Includes 666 shares subject to options exercisable within 60 days of April 18, 1996.

(6) Includes 3,333 shares subject to options exercisable within 60 days of April 18, 1996.

(7) Includes 223,832 shares subject to options exercisable within 60 days of April 18, 1996.

                        DIRECTORS AND EXECUTIVE OFFICERS

    The following table identifies the current directors and executive officers of the Company, the positions which they hold, and the year in which they began serving in their respective capacities. Officers of the Company are elected by the Board of Directors immediately following each Annual Meeting of the Company's stockholders to hold office until their successors are elected and qualified.

                                                                                                   POSITION HELD
             NAME               AGE                CURRENT POSITION(S) WITH COMPANY                    SINCE
- ------------------------------  ---  ------------------------------------------------------------  -------------
Larry W. Martin                 59   Chairman of the Board, Chief Executive Officer, President            1990
                                      and Director (Class II, exp. 1998)
William H. Parsons              63   Executive Vice President, Chief Financial Officer,                   1995
                                      Secretary, Treasurer and Director (Class I, exp. 1997)
Thomas W. Fife                  70   Director (Class III, exp. 1996)                                      1995
Richard A. Bergeon              50   Vice President, Technical Services                                   1996

    For information on the business background of Mr. Fife see "Nominees For Director" above.

    LARRY W. MARTIN has been Chief Executive Officer, President and a Director of the Company from June 1990 to the present. In addition, Mr. Martin has been Chairman of the Board of the Company since February 1996. Mr. Martin served as Vice President of Marketing for Manager Software Products, Inc., from 1989 until joining Data Dimensions, Inc. in 1990. From 1987 to 1989, Mr. Martin served as President and Chief Executive Officer of MicroMain Software, Inc., which produced application generator products.

    WILLIAM H. PARSONS has been Chief Financial Officer, Executive Vice President, Secretary and Treasurer of the Company since April 1995 and a Director of the Company since June 1994. Mr. Parsons was the Executive Director and Chief Operating Officer of Rubin and Rudman, a mid-size law firm located in Boston, Massachusetts from 1986 to 1995. He has spent over thirty-five years directly involved in business operations as chief financial officer in several industries.

    RICHARD A. BERGEON joined the Company in August 1994 and has been Vice President of Technical Services of the Company since February 1996. From March 1994 until joining the Company, Mr. Bergeon was a Vice President of Essentialists, Inc., a data processing consulting firm. From 1992 to 1994, Mr. Bergeon was a named principal of Bergeon, Fu & Assoc., a computer consulting firm which he co-founded. From 1989 to 1992, Mr. Bergeon was a Vice President of Security Pacific Automation Company, a systems development and maintenance firm. His responsibilities at Security Pacific included internal computer consulting and technical training.

    Officers serve at the discretion of the Company's Board of Directors. No family relationship exists among any directors or executive officers of the Company or any nominees for election to the Company's Board of Directors.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The  following  table  provides   certain  summary  information   concerning
compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company determined as of the end of the last fiscal year, and any ex-officers for whom disclosure would have been provided except for the fact that the individual was not serving as an executive officer at the end of the fiscal year (hereafter referred to as the "named executive officers") for the fiscal years ended December 31, 1995, 1994 and 1993.

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM
                                                                                             COMPENSATION
                                                                                                AWARDS
                                                                      ANNUAL COMPENSATION    -------------
                                                                                              SECURITIES
                                                                     ----------------------   UNDERLYING
NAME AND PRINCIPAL POSITION                                            YEAR       SALARY      OPTIONS (#)
- -------------------------------------------------------------------  ---------  -----------  -------------
Larry W. Martin, CEO and President (1).............................       1995  $   406,057            0
                                                                          1994      395,300            0
                                                                          1993      148,800            0
William H. Parsons, CFO (2)........................................       1995  $   110,565       99,999
                                                                          1994            0            0
                                                                          1993            0            0
Richard A. Bergeon, Vice President (3).............................       1995  $   103,461        8,333
                                                                          1994       36,538            0
                                                                          1993            0            0

- ------------------------
(1) Starting on April 1, 1996, Mr. Martin's base compensation is $200,000 per year. In addition, Mr. Martin will be eligible to receive a bonus of 1% of the base compensation for each 1% of increase in revenue over the prior fiscal year.

(2) Mr. Parson's employment with the Company commenced in April 1995.

(3) Mr. Bergeon's employment with the Company commenced in August 1994.

    The following table sets forth all individual grants of stock options made by the Company during the fiscal year ended December 31, 1995 to each of the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                    NUMBER OF       PERCENT OF TOTAL
                                                   SECURITIES        OPTIONS GRANTED   EXERCISE OR
                                               UNDERLYING OPTIONS    TO EMPLOYEES IN   BASE PRICE    EXPIRATION
NAME                                               GRANTED (#)       FISCAL YEAR (1)    ($/SHARE)       DATE
- ---------------------------------------------  -------------------  -----------------  -----------  -------------
Larry W. Martin..............................               0                   0          N/A           N/A
William H. Parsons...........................          49,166                  31%      $    2.61     4/17/2005
                                                       17,500                  11%           4.50     6/20/2005
                                                       33,333                  20%           5.63    12/26/2005
Richard A. Bergeon...........................           8,333                   5%           2.61     1/26/2005

- ------------------------
(1) Based on stock options representing an aggregate of 160,333 shares of Common Stock granted to employees during the fiscal year ended December 31, 1995.

    The following table sets forth information, on an aggregated basis, concerning each exercise of stock options during the fiscal year ended December 31, 1995 by each of the named executive officers and the fiscal year-end value of unexercised options.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                               NUMBER OF
                                                                               SECURITIES
                                                                               UNDERLYING          VALUE OF
                                                                              UNEXERCISED      UNEXERCISED IN-
                                                                             OPTIONS AT FY-   THE-MONEY OPTIONS
                                                      SHARES                    END (#)         AT FY-END ($)
                                                    ACQUIRED ON    VALUE      EXERCISABLE/       EXERCISABLE/
NAME                                                EXERCISE (#) REALIZED    UNEXERCISABLE      UNEXERCISABLE
- --------------------------------------------------  -----------  ---------  ----------------  ------------------
Larry W. Martin...................................      26,666   $  33,600     190,000/0          $196,900/0
William H. Parsons................................           0           0   20,000/80,000      67,080/327,495
Richard A. Bergeon................................           0           0    3,333/5,000        8,700/13,050

                             DIRECTOR COMPENSATION

COMPENSATION OF DIRECTORS

    The Company currently pays $500 per Board meeting attended to each director who is not an employee of the Company. All directors are entitled to reimbursement for expenses incurred in traveling to and from meetings of the Company's Board of Directors. On June 20, 1995, Mr. Fife was granted an option under the Company's 1988 Incentive Stock Option Plan and 1988 Nonstatutory Stock Option Plan to purchase up to 3,333 shares of Common Stock at an exercise price of $4.50 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

LOANS WITH AFFILIATES

    In February and August 1994, the Company made two loans to Mr. Martin in the amount of $65,000 and $50,000, respectively, each bearing interest at 11% and each payable upon demand. At December 31, 1994, the aggregate principal and accrued interest owing on these loans was $123,800.

    In January 1995, a loan to the Company made by Mr. Martin in 1992 was offset against the Company's loans to Mr. Martin, leaving a balance of $6,859 owing to Mr. Martin. This balance was offset in partial payment of the exercise price of stock options exercised by Mr. Martin in May 1995.

    In 1995, the Company made a non-interest bearing demand loan to Mr. Martin in the amount of $35,000. This loan was paid in full by offsetting it against certain accrued dividends on previously outstanding Preferred Stock payable to Mr. Martin.

    In 1995, the Company made payments to two former officers and directors of the Company in the total amount of $111,000. These payments discharged a note payable and accrued consulting fees for services provided in 1992, 1993 and 1994 following the termination of their employment with the Company.

    In February 1996, Mr. Martin and William H. Parsons, the Company's Executive Vice President and Chief Financial Officer, made demand loans to the Company in the amount of $50,000 and $65,000, respectively, bearing interest at 10%. These loans were repaid in full on April 5, 1996.

    Any future material transactions and loans with affiliates will be made or entered into on terms no less favorable to the Company than those that could be obtained from unaffiliated third parties, and any such transactions and loans, and any forgiveness of loans, will be approved by a majority of the non-employee members of the Company's Board of Directors who do not have an interest in the transaction.

    See "Nominees for Director" for a description of the business relationship between the Company and Kaiser Foundation Health Plan, Inc., an affiliate of the employer of Philip N. Newbold, a nominee for election to the Company's Board of Directors.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.

    Section 16(a) of the 1934 Act requires the Company's directors and executive officers and persons who own more than ten percent of the outstanding shares of the Company's Common Stock ("ten percent stockholders"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or otherwise in its files and on written representations from its directors, executive officers and ten percent shareholders that no other reports were required, during the fiscal year ended December 31, 1995, the Company's officers, directors and ten percent stockholders complied with all applicable Section 16(a) filing requirements except that Larry W. Martin, a director and executive officer of the Company, filed one late report on Form 4 (relating to one purchase transaction), William
H. Parsons, a director and executive officer of the Company, filed one late report on Form 3 (relating to his election as a director) and two late reports on Form 4 (relating to issuance of an employee stock option), and Thomas W. Fife, a director of the Company, filed one late report on Form 3 (relating to his election as a director) and one late report on Form 4 (relating to issuance of a stock option).

                             STOCKHOLDER PROPOSALS

    Proposals by stockholders intended to be presented at the Company's 1997 Annual Meeting must be received by the Company at its principal executive office no later than January 1, 1997 in order to be included in the Company's 1997 Proxy Statement and proxy card.

                            INDEPENDENT ACCOUNTANTS

    The Board of Directors has appointed BDO Seidman, LLP, independent accountants, as auditors of the Company for the year ending December 31, 1996. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting. The representative will be given the opportunity to make a statement on behalf of his firm if such representative so desires, and will be available to respond to appropriate stockholder questions.

                         TRANSACTION OF OTHER BUSINESS

    As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters which may come before the Annual Meeting. It is the intention of the persons named in the enclosed proxy card to vote the proxy in accordance with their best judgment if any other matters do properly come before the Annual Meeting.

    Please return the enclosed proxy card as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the Annual Meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy card exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to insure that you will be represented at this important meeting.

    THE COMPANY WILL PROVIDE, WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS

FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S FISCAL YEAR ENDED DECEMBER 31, 1995. WRITTEN REQUESTS SHOULD BE MAILED TO THE SECRETARY, DATA DIMENSIONS, INC., 777 - 108TH AVE. N.E., SUITE 2070, BELLEVUE, WASHINGTON 98004.

                                          By Order of the Board of Directors:

                                          WILLIAM H. PARSONS
                                          EXECUTIVE VICE PRESIDENT,
                                          CHIEF FINANCIAL OFFICER AND SECRETARY

Dated: April 30, 1996.

                             DATA DIMENSIONS, INC.

      PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 1996

    The undersigned hereby names, constitutes and appoints Larry W. Martin and William H. Parsons, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of Data Dimensions, Inc. (the "Company") to be held at 9:00 a.m. PDT on Monday, June 3, 1996, and at any adjournment thereof, and to vote all the shares of Common Stock held of record in the name of the undersigned on April 29, 1996, with all the powers that the undersigned would possess if he were personally present.

1.         PROPOSAL 1 -- Election of Class III Director  / / FOR nominee named below  / / WITHHOLD AUTHORITY

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR THE INDIVIDUAL NOMINEE, STRIKE
                         A LINE THROUGH NOMINEE'S NAME)

                                 Thomas W. Fife

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEE NAMED ABOVE.

2.         PROPOSAL 2 -- Election of Class II Director  / / FOR nominee named below  / / WITHHOLD AUTHORITY

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR THE INDIVIDUAL NOMINEE, STRIKE
                         A LINE THROUGH NOMINEE'S NAME)

                               Philip N. Newberg

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEE NAMED
                                     ABOVE.

3.         Upon such other matters as may properly come before, or incident to the conduct of the Annual Meeting, the Proxy holders shall vote in such manner as they determine to be in the best interests of the Company. Management is not presently aware of any such matters to be presented for action at the meeting.

                          (CONTINUED ON REVERSE SIDE)

    THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY. IF NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSALS 1 AND 2.
                                              Dated ____________________________
                                              __________________________________
                                              Shareholder (print name)
                                              __________________________________
                                              Shareholder (sign name)
                                              I do ( ) do not ( ) plan to attend
                                              the meeting.
                                              (Please check)

                                              The   shareholder   signed   above
                                              reserves the right to revoke  this
                                              Proxy  at  any time  prior  to its
                                              exercise   by    written    notice
                                              delivered    to    the   Company's
                                              Secretary   at    the    Company's
                                              corporate  offices at  777 - 108th
                                              Avenue N.E.,  Bellevue, WA  98004,
                                              prior  to the  Annual Meeting. The
                                              power of the  Proxy holders  shall
                                              also    be   suspended    if   the
                                              shareholder signed  above  appears
                                              at  the Annual  Meeting and elects
                                              in writing to vote in person.